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                                                                   EXHIBIT 10.63

                           PURCHASE AND SALE AGREEMENT

     This PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into effective as of October , 1997 by and among (i) BRASSIE GOLF CORPORATION, a Delaware corporation ("Brassie"); (ii) DIVOT SPA WGV, Inc., a Florida corporation (the "Seller"); and (iii) ROBERT N. GEWANT ("Gewant") an individual residing in the State of Florida and who is the sole shareholder of the Seller (the "Shareholder").

                                    RECITALS

     A. Brassie desires to purchase and Seller desires to sell substantially all of the assets, businesses, properties and rights of Seller's business ("Business").

     B. Brassie has determined that it is in the best interests of its respective shareholders for Brassie to acquire substantially all of the assets and property of the Seller as provided herein in order to effectuate the acquisition of the businesses of the Seller. Simultaneously with such acquisition, the Seller will then be issued shares of common stock of Brassie as provided herein, in consideration for the assets and property to be acquired.

                               TERMS OF AGREEMENT

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                   ACQUISITION; RELATED TRANSACTIONS; CLOSING

     1.1 THE CLOSING. Subject to the terms and conditions of this Agreement, the consummation of the Acquisition (as defined below) and the other transactions contemplated hereby shall take place as promptly as practicable (and in any event prior to December 31, 1997 as set forth in Article XI hereof), at the offices of Brassie in Tampa, Florida, or such other place and time as the parties may otherwise agree (the "Closing"), and the date of Closing is referred to herein as the "Closing Date."

     1.2 ACQUISITION. At Closing on the Closing Date, and upon all of the terms and subject to all of the conditions of this Agreement, Seller shall sell, assign, convey, transfer and deliver to Brassie, and Brassie shall purchase for the consideration set forth in Section 1.3 below, all of the respective Seller's right, title and interest, legal and equitable, in and to the assets and properties listed on Schedule 1.2 hereof ("Assets"), free and clear of any and all claims, liens or encumbrances, except as otherwise provided in this Agreement (the "Acquisition").




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Notwithstanding any provision of this Agreement to the contrary, Seller shall not transfer, convey, or assign to Brassie, but shall retain, all of its right, title and interest in and to the retained assets listed on Schedule 1.2(b) hereof.

     1.3 PURCHASE PRICE. For purposes of this Agreement, "Consideration" means 3,000,000 shares of common stock, par value $.001 per share, of Brassie (the "Brassie Common Stock") and cash in the amount of Seventy-five Thousand Dollars ($75,000).

     1.4 PROCEDURE AT THE CLOSING. At the Closing, the parties agree that the following shall occur:

         (a) The Seller and the Shareholder shall have satisfied each of the conditions set forth in Article VI and shall deliver to Brassie the documents, certificates, opinions, consents and letters required by Article VI.

         (b) The Brassie Companies shall have satisfied each of the conditions set forth in Article VII and shall deliver the documents, certificates, consents and letters required by Article VII.

         (c) Brassie shall issue and deliver stock certificates representing the shares of Brassie Common Stock issuable pursuant to Section 1.3 registered in the name of the Seller. The shares of Brassie Common Stock issuable pursuant to
Section 1.3 are referred to herein as the Brassie Shares.

         (d) Brassie shall deliver to Seller cash in the amount of Seventy-Five Thousand Dollars ($75,000).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                   OF BRASSIE

     As a material inducement to the Seller and the Shareholder to enter into this Agreement and to consummate the transactions contemplated hereby, Brassie makes the following representations and warranties to the Seller and the
Shareholder:

     2.1 CORPORATE STATUS. Brassie is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, authorized to do business in the State of Delaware, is qualified to do business as a foreign corporation in all jurisdictions where it presently carries on business, and has the requisite power and authority to own or lease its properties and to carry on its business as presently conducted. There is no pending or, to the knowledge of Brassie, threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of Brassie.




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     2.2 CORPORATE POWER AND AUTHORITY. Brassie has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Brassie has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

     2.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by Brassie and constitutes its legal, valid and binding obligation enforceable against Brassie in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     2.4 BRASSIE COMMON STOCK. Upon consummation of the transactions contemplated hereby and the issuance and delivery of certificates representing the Brassie Shares as provided in this Agreement, the Brassie Shares will be validly issued, fully paid, non-assessable shares, but unregistered and restricted under the Securities Act, and listed on the National Association of Securities Dealers Automated Quotations ("Nasdaq") and tradeable only in accordance with Rule 144 as promulgated under the Securities Act.

     2.5 CAPITALIZATION. As of the date hereof, the authorized capital stock of Brassie consists of 50,000,000 shares of Brassie Common Stock and 1,000,000 shares of Brassie Preferred Stock, and 39,632,503 shares of Brassie Common Stock are validly issued and outstanding and no shares of Brassie Preferred Stock are issued or outstanding.

     2.6 NO VIOLATION. The execution and delivery of this Agreement by Brassie, the performance by Brassie of its respective obligations hereunder and the consummation by Brassie of the transactions contemplated by this Agreement will not (a) contravene any provision of the Certificates or Articles of Incorporation or Bylaws of Brassie, (b) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment, ruling or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon, or enforceable against Brassie, (c) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any Contract which is applicable to, binding upon or enforceable against Brassie, (d) result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of Brassie, (e) give to any individual or entity a right or claim against Brassie, which would have a Material Adverse Effect on Brassie, or (f), except as specifically set forth on
Schedule 2.6, require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, including, without limitation, (i) pursuant to the Exchange Act and the Securities Act and applicable inclusion requirements of Nasdaq, (ii) filings required under the securities or blue sky laws of the various states, (iii) any filings or consents required to be made or obtained by Brassie or (iv) any governmental permits or licenses required to operate the businesses of the Seller.



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     2.7 REPORTS AND FINANCIAL STATEMENTS. From January 1, 1997 to the date hereof and at all other material times, except where failure to have done so did not and would not have a Material Adverse Effect on Brassie, Brassie has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with the SEC, including, but not limited to Forms 10-K, Forms 10-Q, Forms 8-K and proxy statements (collectively, the "Brassie Reports"). As of their respective dates (but taking into account any amendments filed prior to the date of this Agreement), the Brassie Reports complied in all material respects with all the rules and regulations promulgated by the SEC and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Brassie included in the Brassie Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied during the periods presented (except, as noted therein, or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal audit adjustments) the financial position of Brassie and its consolidated subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods then ended.

     2.8 NO COMMISSIONS. Brassie has not incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

     2.9 ACCURACY OF INFORMATION FURNISHED. No representation, statement or information contained in this Agreement (including, without limitation, the various Schedules attached hereto) or any agreement executed in connection herewith or in any certificate delivered pursuant hereto or thereto or made or furnished to the Seller or the Shareholder or their representatives by Brassie, contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. Brassie has provided the Seller or the Shareholder with true, accurate and complete copies of all documents listed or described in the various Schedules attached hereto.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                         THE SELLER AND THE SHAREHOLDER

     As a material inducement to the Brassie Companies to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller, and the Shareholder, jointly and severally make the following representations and warranties to the Brassie Companies:

     3.1 CORPORATE STATUS. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite power and




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authority to own or lease its properties and to carry on its business as now being conducted. The Seller is not required to qualify to do business as a foreign corporation in any jurisdiction. The Seller has fully complied with all of the requirements of any statute governing the use and registration of fictitious names, and has the legal right to use the names under which it operates its businesses. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Seller.

     3.2 POWER AND AUTHORITY. The Seller has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The Seller has taken all corporate action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. The Shareholder is an individual residing in the State of Florida with the requisite competence and authority to execute and deliver this Agreement, to perform his respective obligations hereunder and to consummate the transactions contemplated hereby.

     3.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Seller and by the Shareholder, and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     3.4 NO VIOLATION. Except for any approvals or consents required with respect to those Material Contracts (as defined in Section 3.21) expressly identified on Schedule 3.21 as requiring the consents of third parties, the execution and delivery of this Agreement by the Seller and the Shareholder, the performance by the Seller and the Shareholder of their obligations hereunder and the consummation by them of the transactions contemplated by this Agreement will not (a) contravene any provision of the Articles of Incorporation or Bylaws or other organizational or governing document of the Seller, (b) violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any Governmental Authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Seller or the Shareholder, (c) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of payment under or the right to terminate, amend, modify, abandon or accelerate, any Material Contract which is applicable to, binding upon or enforceable against the Seller or the Shareholder, (d) result in or require the creation or imposition of any Lien upon or with respect to any of the properties or assets of the Seller or the Shareholder, (e) give to any individual or entity a right or claim against the Seller or the Shareholder or (f) require the consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, any court or tribunal or any other Person, except any applicable SEC and other filings required to be made by Brassie.



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     3.5 RECORDS OF THE SELLER. The copies of the Articles of Incorporation,
Bylaws and other documents and agreements of the Seller which were provided to Brassie are true, accurate, and complete and reflect all amendments made through the date of this Agreement. The minute books and other records of corporate actions for the Seller made available to Brassie for review were correct and complete as of the date of such review, no further entries have been made through the date of this Agreement, such minute books and records contain the true signatures of the persons purporting to have signed them, and such minute books and records contain an accurate record of all corporate actions of the Shareholder and directors (and any committees thereof) of the Seller taken by written consent or at a meeting or otherwise since incorporation or formation. All corporate actions by the Seller have been duly authorized or ratified. All accounts, books, ledgers and official and other records of the Seller are accurate and complete, and there are no inaccuracies or discrepancies of any kind contained therein. The stock ledger of the Seller, as previously made available to Brassie, contains accurate and complete records of all issuances, transfers and cancellations of shares of the capital stock of the Seller.

     3.6 FINANCIAL STATEMENTS. The Seller has delivered to Brassie Seller's pro forma balance sheet dated as of November 30, 1997, referred to herein as the "Current Balance Sheet". The Current Balance Sheet fairly presents the financial position of the Seller at such balance sheet date. The books and records of the Seller fully and fairly reflect all of its transactions, properties, assets and liabilities and the Current Balance Sheet does not reflect any write-up or revaluation increasing the book value of any assets.

     3.7 NO CHANGES. Except as set forth on Schedule 3.7, since November 30, 1997, there has not been any:

         (a) transaction by any Seller except in the ordinary course of business conducted as of that date;

         (b) material adverse change in the financial condition, liabilities, assets or results of operation of the business of Seller;

         (c) indebtedness or liability, whether accrued, absolute, contingent or otherwise incurred by Seller;

         (d) default under any indebtedness of Seller, or any event which with the lapse of time or the giving of notice, or both, would constitute such a default;

         (e) amendment or termination of any Contract, lease or license to which Seller is a party;

         (f) material increase in compensation paid, payable or to become payable by Seller to any of its employees;




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         (g) extraordinary losses (whether or not covered by insurance) or waiver by Seller of any extraordinary rights of value;

         (h) commitment to or liability to any labor organization;

         (i) lowering of the prices charged by Seller for goods or services in a manner not consistent with past practices;

         (j) notice from any customer as to the customer's intention not to conduct business with Seller, the result of which loss or losses of business, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business; or

         (k) other event or condition of any character, that has or might reasonably have an adverse effect on Seller's or the business' Assets, financial condition, or business.

     3.8 LIABILITIES. The Seller has no liabilities or obligations, whether accrued, absolute, contingent or otherwise, except (a) to the extent reflected on the Seller's Current Balance Sheet and not paid or discharged, (b) liabilities incurred in the ordinary course of business consistent with past practice since the date of the Seller's Current Balance Sheet (none of which relates to any breach of contract, breach of warranty, tort, infringement or violation of law, or which arose out of any action, suit, claim, governmental investigation or arbitration proceeding), and (c) liabilities incurred in the ordinary course of business prior to the date of the Seller's Current Balance Sheet which, in accordance with GAAP consistently applied, were not required to be recorded thereon and which, in the aggregate, are not material (the liabilities and obligations referenced in (a), (b) and (c) above are referred to as the "Designated Liabilities"). Schedule 3.8 lists, for the Seller, (i) all indebtedness of the Seller for borrowed money and for capitalized equipment leases, and (ii) the account numbers and names of each bank, broker or other depository institution and the names of all persons authorized to withdraw funds from each such account.

     3.9 LITIGATION. Except as provided on Schedule 3.9, there is no action, suit or other legal or administrative proceeding or governmental investigation pending, or, to the knowledge of the Seller and the Shareholder, threatened, anticipated or contemplated (i) against, by or affecting the Seller or the Shareholder (relating to the transactions herein or to the Seller), or the Seller's properties or assets, except for routine customer claims and complaints arising in the ordinary course consistent with past practice which involve amounts less than $10,000 individually or $75,000 in the aggregate, or (ii) which question the validity or enforceability of this Agreement or the transactions contemplated hereby, and there is no basis for any of the foregoing. There are no outstanding orders, decrees or stipulations issued by any Governmental Authority in any proceeding to which the Seller is or was a party which have not been complied with in full or which continue to impose any material obligations on the Seller.




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     3.10 ENVIRONMENTAL MATTERS.

         (a) To the best of its knowledge, the Seller is and has at all times been in full compliance with all Environmental Laws governing its business, operations, properties and assets, including, without limitation: (i) all requirements relating to the Discharge and Handling of Hazardous Substances;
(ii) all requirements relating to notice, record keeping and reporting; (iii) all requirements relating to obtaining and maintaining Licenses (as defined herein) for the ownership by the Seller of its properties and assets and the operation of its business as presently conducted (as defined in Section 3.11); and (iv) all applicable writs, orders, judgments, injunctions, governmental communications, decrees, informational requests or demands issued pursuant to, or arising under, any Environmental Laws.

         (b) There are no (and there is no basis for any) non-compliance orders, warning letters, notices of violation (collectively "Notices"), claims, suits, actions, judgments, penalties, fines, or administrative or judicial investigations of any nature or proceedings (collectively "Proceedings") pending or threatened against or involving the Seller, its businesses, operations, properties or assets issued by any Governmental Authority or third party with respect to any Environmental Laws or Licenses issued to the Seller thereunder in connection with, related to or arising out of the ownership by the Seller of its properties or assets or the operation of its businesses, which have not been resolved to the satisfaction of the issuing Governmental Authority or third party in a manner that would not impose any obligation, burden or continuing liability on Brassie in the event that the transactions contemplated by this Agreement are consummated.

         (c) To the best of its knowledge, the Seller has not at any time Discharged, nor has it at any time allowed or arranged for any third party to Discharge, Hazardous Substances to, at or upon: (i) any location other than a site lawfully permitted to receive such Hazardous Substances; (ii) any parcel of real property owned or leased at any time by the Seller (including, without limitation, the Company Owned Properties (as defined in Section 3.11), except in compliance with applicable Environmental Laws; or (iii) any site which, pursuant to CERCLA or any similar state law has been placed on the National Priorities List or its state equivalent, or the Environmental Protection Agency or any relevant state agency has notified the Seller that it has proposed or is proposing to place on the National Priorities List or its state equivalent. To the best of the Seller's knowledge, there has not occurred, nor is there presently occurring, a Discharge, or threatened Discharge of any Hazardous Substance on, into or directly beneath the surface of any real property owned or leased at any time by the Seller.

         (d) Schedule 3.10(b) identifies, for the prior five (5) years, (i) all environmental audits, assessments or occupational health studies undertaken by any Governmental Authority, the Seller or the Shareholder or their agents or representatives, or any third party, relating to or affecting the Seller or the Company Owned Properties; (ii) all ground, water, soil, air or asbestos monitoring undertaken by the Seller, the Shareholder or their agents or representatives thereof or undertaken by any Governmental Authority or any third party, relating to or affecting the Company Owned Properties or any real property owned or leased at any time by the Seller; (iii)



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all material written communications between the Seller and any governmental authority arising under or relative to Environmental Laws including, but not limited to, all Notices issued to the Seller or the Shareholder and pertaining to the Company Owned Properties; and (iv) all outstanding citations issued under OSHA, or similar state or local statutes, laws, ordinances, codes, rules, regulations, orders, rulings or decrees, relating to or affecting the Seller or any real property owned or leased at any time by the Seller.

         (e) For purposes of this Section, the following terms shall have the meanings ascribed to them below:

         "Discharge" means any manner of spilling, leaking, dumping, discharging, releasing, migrating or emitting, as any of such terms may further be defined in any Environmental Law, into or through any medium including, without limitation, ground water, surface water, land, soil or air in violation of law.

         "Environmental Laws" means all federal state, regional or local statutes, laws rules, regulations, codes, ordinances, orders, plans, injunctions, decrees, rulings, licenses, and changes thereto, or judicial or administrative interpretations thereof, or similar laws, but only to the extent currently in existence, any of which govern, purport to govern, or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, waste disposal, hazardous or toxic substances, solid or hazardous waste, occupational, health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, orders, ordinances, plans, injunctions, decrees, rulings, licenses, and changes thereto, or judicial or administrative interpretations thereof, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. ss. 9601, et. seq., (herein, collectively, "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss. 6901 et. seq., (herein, collectively, "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss. 1801, et. seq., (the "Hazardous Materials Transportation Act"); the Clean Water Act, as amended, 33 U.S.C. ss. 1311, et. seq., (the "Clean Water Act"); the Clean Air Act, as amended, 42 U.S.C. ss. 7401-7642, (the "Clean Air Act"); the Toxic Substances Control Act, as amended, 15 U.S.C. ss. 2601 et. seq., (the "Toxic Substances Control Act"); the Federal Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. ss. 136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended 42 U.S.C. ss. 11001, et. seq., (Title III of SARA) ("EPCRA"); and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss. 651, et. seq., ("OSHA").

         "Handle" means any manner of generating, accumulating, storing, treating, disposing of, transporting, transferring, labeling, handling, manufacturing or using, as any of such terms may further be defined in any Environmental Law.




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         "Hazardous Substances" shall be construed broadly to include any toxic or hazardous substance, material or waste, and any other contaminant, pollutant or constituent thereof, whether liquid, solid, semi-solid, sludge and/or gaseous, including without limitation, chemicals, compounds, by-products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, the presence of which requires investigation or remediation under any Environmental Laws or which are or become regulated, listed or controlled by, under or pursuant to any Environmental Laws, or which has been or shall be determined or interpreted at any time by any Governmental Authority to be a hazardous or toxic substance regulated under any other statute, law, regulation, order, code, rule, order, or decree.

         "Licenses" means, for purposes of this Section 3.10 only, all licenses, certificates, permits, approvals, decrees and registrations required under the Environmental Laws.

     3.11 REAL ESTATE. Schedule 3.11(a) (i) contains the legal description of, any real property or any leasehold or other interest therein (including without limitation any option or other right or obligation to purchase any real property or any interest therein) owned by the Seller as of the date hereof (the "Company Owned Properties"); and (ii) lists all real property (or any interest therein) owned by the Seller within the past five years that is not owned by the Seller as of the date of this Agreement. With respect to each such parcel of Company Owned Properties: (i) the Seller or Brassie or their assignee has or will have at Closing good and marketable title, free and clear of any covenants, conditions, easements and exceptions other than the permitted exceptions and of any Lien other than liens for real estate taxes not yet due and payable, (ii) there are no pending or, to the knowledge of the Shareholder or the Seller, threatened condemnation proceeding, suits or administrative actions relating to the Company Owned Properties or other matters affecting adversely the current use, occupancy or value thereof; (iii) the legal descriptions for the Company Owned Properties contained in the deeds thereof describe such parcels fully and adequately; (iv) the buildings and improvements, if any, are located within the boundary lines of the described parcels of land and are not in violation of applicable setback requirements, local comprehensive plan provisions, zoning laws and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted nonconforming use" or "permitted non-conforming structure" classifications), applicable building code requirements, permits, licenses or other forms of approval, regulation or restrictions by any Governmental Authority, and do not encroach on any easement which may burden the land; the land does not serve any adjoining property for any purpose inconsistent with the use of the land; and the Company Owned Properties are not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained; (v) all facilities, if any, have received all approvals of Governmental Authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, ordinances, rules and regulations; (vi) there are no Contracts granting to any party or parties the right of use or occupancy of any portion of the Company Owned Properties, and there are no parties (other than the Seller) in possession of any of the Company Owned Properties; (vii) there are no outstanding options or rights of first refusal or similar rights to purchase any of the Company Owned




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

Properties or any portion thereof or interest therein; (viii) all facilities, if any, located on the Company Owned Properties are supplied with utilities and other services necessary for their operation, all of which services are adequate in accordance with all applicable laws, ordinances, rules and regulations, and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the Company Owned Properties; (ix) the Owned Properties abut on and have adequate direct vehicular access to a public road and there is no pending or, to the knowledge of the Shareholder or the Seller, threatened termination of such access; and (x) all improvements, buildings and systems on the Owned Properties are suitable for their current use.

     3.12 BUSINESS; GOOD TITLE TO AND CONDITION OF ASSETS; INVENTORY.

          (a) Upon the consummation of the transactions contemplated hereby, Brassie will have acquired and own all of the Seller's Assets and operations of its Business, and any related rights and interests thereto. The Seller has good and marketable title to all of its Assets free and clear of any Liens, except as provided on Schedule 3.12(a).

          (b) The Fixed Assets currently in use or necessary for the business and operations of the Seller are in good operating condition, normal wear and tear excepted, and have been maintained in accordance with all applicable manufacturer's specifications and warranties. For purposes of this Agreement, the term "Fixed Assets" means all vehicles, machinery, equipment, tools, supplies, leasehold improvements, furniture and fixtures, owned, used by or located on the premises of the Seller as set forth on Schedule 1.2(a) hereof.

     3.13 COMPLIANCE WITH LAWS. The Seller and the Shareholder and their Affiliates have been in compliance with all laws, regulations and orders applicable to them, their business and operations (as conducted by them now and in the past), the Assets, the Company Owned Properties, and any other properties and assets (in each case owned or used by them now or in the past). The Seller has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or threatened. The Seller is not subject to any Contract, decree or injunction to which it is a party which restricts the continued operation of any business or the expansion thereof to other geographical areas, customers and suppliers or lines of business. Neither the Seller, nor any of its employees or agents, has made any payment of funds in connection with its business which is prohibited by law, and no funds have been set aside to be used in connection with its business for any payment prohibited by law. The Seller is and at all times has been in full compliance with the terms and provisions of the Immigration Reform and Control Act of 1986, as amended (the "Immigration Act"). With respect to each Employee (as defined in 8 C.F.R. 274a.1(f)) of the Seller for whom compliance with the Immigration Act is required, the Seller has on file a true, accurate and complete copy of (i) each Employee's Form I-9 (Employment Eligibility Verification Form) and (ii) all other records, documents or other papers prepared, procured and/or retained pursuant to the Immigration Act. The Seller has not been cited, fined, served with a Notice of Intent to Fine or with a Cease and Desist Order, nor has any action or administrative proceeding been initiated or threatened against the Seller, by the

Immigration and Naturalization Service by reason of any actual or alleged failure to comply with the Immigration Act.

     3.14 LABOR AND EMPLOYMENT MATTERS. The Seller is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union, and, to the knowledge of the Seller and the Shareholder, there has been no labor union prior to the date hereof organizing any employees of the Seller into one or more collective bargaining units. There has been no strike, walkout or work stoppage involving any of the employees of the Seller prior to the date hereof.

     3.15 EMPLOYEE BENEFIT PLANS

          (a) EMPLOYEE BENEFIT PLANS. The Seller has not adopted, approved, or administered, ay anytime, any employee benefit plan or any arrangement, including but not limited to any employee pension benefit plans, as defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), multi-employer plans, as defined in ss. 3(37) of ERISA, employee welfare benefit plans, as defined in ss. 3(1) of ERISA, deferred compensation plans, stock option plans, bonus plans, stock purchase plans, hospitalization, disability and other insurance plans, severance or termination pay plans and policies, whether or not described in ss. 3(3) of ERISA, in which employees, their spouses or dependents, of the Seller participate ("Employee Benefit Plans").

          (b) MULTI-EMPLOYER PLANS. The Seller is not, nor has it been, obligated with respect to any multi-employer plan as described in ss. 4001(a)(3) of ERISA ("MPPA Plan").

          (c) WELFARE PLANS. (i) The Seller is not obligated under any employee welfare benefit plan as described in ss. 3(1) of ERISA ("Welfare Plan") to provide medical or death benefits with respect to any employee or former employee of the Seller or its predecessors after termination of employment; (ii) the Seller has complied with the notice and continuation coverage requirements of ss. 4980B of the Code and the regulations thereunder with respect to each Welfare Plan that is, or was during any taxable year for which the statute of limitations on the assessment of federal income taxes remains open, by consent or otherwise, a group health plan within the meaning of ss. 5000(b)(l) of the Code; and (iii) there are no reserves, assets, surplus or prepaid premiums under any Welfare Plan which is an Employee Benefit Plan. The consummation of the transactions contemplated by this Agreement will not entitle any individual to severance pay, and, will not accelerate the time of payment or vesting, or increase the amount of compensation due to any individual.

          (d) CONTROLLED GROUP LIABILITY. Neither the Seller, nor any entity that would be aggregated with the Seller under Code ss. 414(b), (c), (m) or (o);
(i) has ever terminated or withdrawn from an employee benefit plan under circumstances resulting (or expected to result) in liability to the Pension Benefit Guaranty Corporation ("PBGC"), the fund by which the employee benefit plan is funded, or any employee or beneficiary for whose benefit the plan is or was maintained (other than routine claims for benefits); (ii) has any assets subject to (or expected to be subject to) a lien for unpaid contributions to any employee benefit plan; (iii) has failed to pay premiums to the PBGC when due; (iv) is subject to (or expected to be subject) an excise tax under Code ss. 4971; (v) has engaged in any transaction which would give rise to liability under ss. 4069 or ss. 4212(c) of ERISA; or (vi) has violated Code ss. 4980B or ss. 601 through 608 of ERISA.

     3.16 TAX MATTERS. All Tax Returns required to be filed prior to the date hereof with respect to the Seller or any of its income, properties or operations have been timely filed, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by or with respect to the Seller have been paid or are accrued on the applicable Current Balance Sheet or will be accrued on the Seller's books and records as of the Closing.

     3.17 INSURANCE. Schedule 3.17 lists all valid, outstanding enforceable policies of insurance issued to the Seller by reputable insurers covering its properties, assets and business insuring against such risks and in such coverage amounts (the "Insurance Policies"). The Insurance Policies are in full force and effect, and all premiums due thereon have been paid through the date of this Agreement and will be paid through the Closing. The Seller has complied with the provisions of such Insurance Policies applicable to it, and has provided Brassie copies of all Insurance Policies and all amendments and riders thereto. There are no pending claims under any of the Insurance Policies for an amount in excess of $25,000 individually or $100,000 in the aggregate, including any claim for loss or damage to the properties, assets or business of the Seller. The Seller has not failed to give, in a timely manner, any notice required under any of the Insurance Policies to preserve its rights thereunder.

     3.18 LICENSES AND PERMITS. The Seller possesses all licenses, approvals, permits or authorizations from Governmental Authorities (collectively, the "Permits") for its business and operations, including with respect to the operations of each of the Company Owned Properties. Schedule 3.18 sets forth a true, complete and accurate list of all such Permits or applications for such Permits, itemized for the Seller. All such Permits are valid and in full force and effect, the Seller is in compliance with the respective requirements thereof, and no proceeding is pending or threatened to revoke or amend any of them. None of such Permits is or will be impaired or in any way affected by the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.19 ADEQUACY OF THE ASSETS; AFFILIATED TRANSACTIONS. The Assets, Owned Properties, Leased Premises and other equipment leased by the Seller constitute, in the aggregate, all of the assets and properties necessary for the conduct of the business of the Seller in the manner in which and to the extent to which such business is currently being conducted. Except as provided in Schedule 3.19, no officer, director or shareholder of the Seller, nor any person related by blood or marriage to any such person, nor any entity in which any such person owns any beneficial interest, is a party to any Contract or transaction with the Seller or has any interest in any property used by the Seller.

     3.20 INTELLECTUAL PROPERTY. The Seller has full legal right, title and interest in and to all trademarks, service marks, trade names, copyrights, know-how, patents, trade secrets, licenses (including licenses for the use of computer software programs), and other intellectual property used in the conduct of its business as specifically listed on Schedule 3.20 hereof (the "Intellectual Property"). The conduct of the business of the Seller as presently conducted, and the unrestricted conduct and the unrestricted use and exploitation of the Intellectual Property, does not infringe or misappropriate any rights held or asserted by any Person and, to the knowledge of the Seller and the Shareholder, no Person is infringing on any Intellectual Property. No payments are required for the continued use of the Intellectual Property. None of the Intellectual Property has ever been declared invalid or unenforceable, or is the subject of any pending or threatened action for opposition, cancellation, declaration, infringement, or invalidity, unenforceability or misappropriation or like claim, action or proceeding.

     3.21 CONTRACTS. Schedule 3.21 sets forth a list of each Material Contract (as defined below), true, correct and complete copies of which have been provided to Brassie, Schedule 3.21 identifies certain Material Contracts that require the Consents of third parties to the transactions contemplated hereby. The Seller has not violated any of the material terms or conditions of any Material Contract or any term or condition which would permit termination or material modification of any Material Contract, all of the covenants to be performed by any other party thereto have been fully performed, and there are no claims for breach or indemnification or notice of default or termination under any Material Contract. To the knowledge of the Seller and the Shareholder, no event has occurred which constitutes, or after notice or the passage of time, or both, would constitute, a default by the Seller under any Material Contract, and no such event has occurred which constitutes or would constitute a default by any other party. As used in this Section 3.21 "Material Contracts" shall mean formal or informal, written or oral, (a) loan agreements, indentures, mortgages, pledges, hypothecations, deeds of trust, conditional sale or title retention agreements, security agreements, equipment financing obligations or guaranties, or other sources of contingent liability in respect of any indebtedness or obligations to any other Person, or letters of intent or commitment letters with respect to same (other than those which individually provide for annual payments of less than $25,000); (b) contracts obligating the Seller to provide or obtain products or services for a period of one year or more, (c) leases of real property; (d) leases of personal property (other than those which individually provide for annual payments of less than $25,000); (e) distribution, sales agency or franchise or similar agreements, or agreements providing for an independent contractor's services, or letters of intent with respect to same (other than those which individually provide for annual payments of less than $25,000); (f) employment agreements, management service agreements, consulting agreements, confidentiality agreements, non-competition agreements, employee handbooks, policy statements and any other agreements relating to any employee, officer or director of the Seller; (g) licenses, assignments or transfers of trademarks, trade names, service marks, patents, copyrights, trade secrets or know how, or other agreements regarding proprietary rights or intellectual property; (h) contracts relating to pending capital expenditures by the Seller;
(i) contracts obligating the Seller to purchase vehicles, parts, accessories, supplies, equipment, oil, advertising, media and media related services of any kind (other than those which individually provide for annual payments of less than $25,000); (j) non-competition agreements restricting the Seller in any manner, (k) any contracts obligating the Seller to make payments in excess of $50,000, in the aggregate, over the remaining term of such contract; and (1) all other Contracts or understandings which are material to the Seller or its business, assets or properties, irrespective of subject matter and whether or not in writing, and not otherwise disclosed on the Schedules.

     3.22 ACCURACY OF INFORMATION FURNISHED. No representation, statement or information contained in this Agreement (including, without limitation, the various Schedules attached hereto) or any agreement executed in connection herewith or in any certificate delivered pursuant hereto or thereto or made or furnished to Brassie or its representatives by the Seller or the Shareholder, contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. The Seller has provided Brassie with true, accurate and complete copies of all documents listed or described in the various Schedules attached hereto.

     3.23 SECURITIES LAW MATTERS. Seller represents and warrants that the Securities to be acquired by it upon consummation of the transactions described in Article 1 will be acquired by it for its own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, except as contemplated in Section 9.1 hereof; (ii) Shareholder represents and warrants that the Securities to be acquired by him from Seller upon dissolution of Seller or upon any other distribution by Seller will be acquired by him for his own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder; and (iii) neither Seller or Shareholder will distribute any of the Securities in violation of the Securities Act. The Shareholder has had the opportunity to discuss the transactions contemplated hereby with Brassie and has had the opportunity to obtain such information pertaining to Brassie as has been requested, including but not limited to filings made by Brassie with the SEC under the Exchange Act. The Shareholder represents that he has such knowledge and experience in business or financial matters that he is capable of evaluating the merits and risks of an investment in the Brassie Shares.

         3.24 NO COMMISSIONS. Neither the Seller nor the Shareholder has incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby.

                                   ARTICLE IV

                     CONDUCT OF BUSINESS PENDING THE CLOSING

     4.1 CONDUCT OF BUSINESS BY THE SELLER PENDING THE CLOSING. The Seller and the Shareholder, jointly and severally, covenant and agree that, except as otherwise expressly required or permitted by the terms of this Agreement, between the date of this Agreement and the Closing, the business of the Seller shall be conducted only in, and the Seller shall not take any action except in, the ordinary course of business consistent with past practice. The Seller and the

Shareholder shall use its or his reasonable best efforts to preserve intact the Seller's business organizations, to keep available the services of their current officers, employees and consultants, and to preserve their present relationships with Persons with which they have business relations. By way of amplification and not limitation, the Seller shall not, except as expressly required or permitted by the terms of this Agreement, between the date of this Agreement and the Closing, directly or indirectly, do or propose or agree to do any of the following (except to the extent such is contemplated to be done herein) without the prior written consent of Brassie:

          (a) amend or otherwise change its Articles of Incorporation, Bylaws or equivalent organizational documents;

          (b) issue, sell, pledge, dispose of, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of any of its assets, tangible or intangible, except in the ordinary course of business consistent with past practice; or any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of it;

          (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock or other securities, except for distributions to the Shareholder;

          (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other securities; or acquire (including, without limitation, for cash or shares of stock, by merger, consolidation or acquisition of stock or assets) any interest in any corporation, partnership or other business organization or division thereof or any assets;

          (e) except in the ordinary course of business consistent with past practice, (i) sell, lease or transfer any of its properties or assets, (ii) make any investment either by purchase of stock or securities, contributions of capital or property transfer, or purchase any property or assets of any other Person; (iii) make or obligate itself to make capital expenditures; (iv) incur any obligations or liabilities including, without limitation, any indebtedness for borrowed money, issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances; (v) modify, terminate, amend or enter into any Contract other than as expressly required or permitted herein; or (vi) impose any security interest or other Lien on any of its Assets;

          (f) other than in the ordinary course of business consistent with past practice, pay any bonus to its officers or employees, or increase the compensation payable or to become payable to its officers or employees or, except as presently bound to do, grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or employees, or establish, adopt, enter into or amend or take any action to accelerate any rights or benefits under any collective bargaining, bonus, profit sharing trust, compensation, stock option, restricted stock pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

          (g) take any action with respect to accounting policies or procedures other than in the ordinary course of business consistent with past practice;

          (h) pay, discharge or satisfy any existing claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of due and payable liabilities reflected or reserved against in its financial statements, as appropriate, or liabilities incurred after the date thereof in the ordinary course of business consistent with past practice, or delay paying any amount payable beyond forty-five (45) days following the date on which it is due, except to the extent being contested in good faith;

          (i) enter into any transaction with the Shareholder or an Affiliate thereof;

          (j) make or pledge any charitable contributions in excess of $5,000 in the aggregate; or

          (k) agree, in writing or otherwise, to take or authorize any of the foregoing actions or any action which would make any representation or warranty in Article III untrue or incorrect in any respect.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

     5.1 FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     5.2 COOPERATION. Each of the parties agrees to cooperate with the others in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any law, rule or regulation in connection with the transactions contemplated by this Agreement, and to use his or its best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

     5.3 ACCESS TO INFORMATION. From the date hereof to Closing, each party shall afford to each other party and its officers, employees, auditors, counsel and agents reasonable access at all reasonable times to its properties, offices and other facilities, to its officers and employees and to all books and records, and shall furnish such persons with all financial, operating and other data and information as may be requested.

     5.4 NOTIFICATION OF CERTAIN MATTERS. Each of the parties to this Agreement shall give prompt notice to the other parties of the occurrence or non-occurrence of any event which would likely cause any representation or warranty made by such party herein to be untrue or inaccurate or any covenant, condition or agreement contained herein not to be complied with or satisfied (provided, however, that, any such disclosure shall not in any way be deemed to amend, modify or in any way affect the representations, warranties and covenants made by any party in or pursuant to this Agreement).

     5.5 CONFIDENTIALITY; PUBLICITY. Except as may be required by law or as otherwise permitted or expressly contemplated herein, no party hereto or their respective Affiliates, employees, agents and representatives shall disclose to any third party this Agreement, the subject matter or terms hereof or any confidential information or other proprietary knowledge concerning the business or affairs of any other party which it may have acquired from such party in the course of pursuing the transactions contemplated by this Agreement without the prior consent of the other parties hereto; provided, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto, except that Brassie may make such public disclosure as it deems appropriate (in which case, Brassie will consult with the Seller prior to making such disclosure).

     5.6 EMPLOYMENT AGREEMENT. At the Closing, Brassie shall enter into an employment agreement in the form attached hereto as Schedule 5.6 with Shareholder.

     5.7 SHAREHOLDER AND DIRECTOR VOTE. The Shareholder, in executing this Agreement, consents as director and shareholder (as applicable) of the Seller, to the Purchase and Sale and other transactions contemplated hereby, waives notice of any meeting in connection therewith, and hereby releases and waives all rights with respect to the transactions contemplated hereby under any agreements relating to the sale or purchase of the Assets of the Seller.

     5.8 CERTAIN TAX MATTERS. The Shareholder shall duly prepare or cause to be prepared, and file or cause to be filed, on a timely basis, all Tax Returns for the Seller for any period ending on or before Closing. The Shareholder shall provide such Tax Returns to Brassie for review at least thirty (30) business days prior to their due date (including extensions where applicable). The Shareholder shall not file any amended Tax Returns with respect to the Seller without the prior written consent of Brassie, which consent shall not be unreasonably withheld. After Closing, each party shall provide the other parties with such information and records and access to such of its officers, directors, employees and agents as may be reasonably requested by the other parties in connection with the preparation of any tax return or any audit or other proceeding relating to the Seller.

     5.9 AGREEMENTS OF AFFILIATES. The Shareholder hereby agrees to comply with the restrictions imposed upon affiliates of the Seller pursuant to Rule 144 under the Securities Act.

     5.10 SECURITIES LAWS MATTERS. Brassie covenants to remain current in its reporting obligations under the Exchange Act for two (2) years following the Closing Date.

                                   ARTICLE VI

                    CONDITIONS TO THE OBLIGATIONS OF BRASSIE

     The obligations of Brassie to effect the Purchase and Sale and the other transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by Brassie:

     6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH OBLIGATIONS. The representations and warranties of the Seller and the Shareholder in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time except that those representations and warranties which address matters only as of particular date shall remain true and correct as of such date. The Seller and the Shareholder shall have performed or complied with all of their obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. The Seller and the Shareholder shall have delivered to Brassie a certificate, dated as of the Closing Date, (which in case of the Seller shall be duly signed by its President and Secretary) certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     6.2 NO MATERIAL ADVERSE CHANGE OR DESTRUCTION OF PROPERTY. Between the date hereof and the Closing Date; (a) there shall have been no Material Adverse Change to the Seller, (b) there shall have been no adverse federal, state or local legislative or regulatory change having a Material Adverse Effect on the services, products or business of the Seller, and (c) none of the Assets of the Seller shall have been damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which damages may have a Material Adverse Effect on the Seller, and the Seller and the Shareholder shall have delivered to Brassie a certificate, dated as of the Closing Date, to that effect.

     6.3 CORPORATE CERTIFICATE. The Seller and the Shareholder shall have delivered to Brassie (i) copies of the Articles of Incorporation of the Seller certified by the Florida Secretary of State no longer than fifteen (15) days prior to the Effective Time and copies of the Bylaws of the Seller as in effect immediately prior to the Effective Time, (ii) copies of resolutions adopted by the Board of Directors and the Shareholder of the Seller authorizing the transactions contemplated by this Agreement, and (iii) a certificate of good standing of the Seller issued by the State of Florida and each other state in which it is qualified to do business as of a date not more than five (5) days prior to the Closing Date, and all of such documents as to the Seller shall be certified as of the Closing Date by the Secretary of the Seller as being true, correct and complete.

     6.4 CONSENTS. The Seller, the Shareholder, and Brassie shall have received consents to the Acquisition and other transactions contemplated hereby and waivers of rights to terminate or modify any material rights or obligations of the Seller or the Shareholder, from any Person from whom such consent or waiver is required, including without limitation, under any Material Contract listed or required to be listed in Schedule 3.21 or any other law or regulation as of a date not more than five (5) days prior to the Closing, or who as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of law. Brassie shall have obtained other approvals required under state laws and all other Governmental Authorities with respect to the transactions contemplated hereby.

     6.5 SECURITIES LAWS. Brassie shall have received all necessary consents and otherwise complied with any state Blue Sky or securities laws applicable to the issuance of the Brassie Shares in connection with the transactions contemplated hereby.

     6.6 NO ADVERSE LITIGATION. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Acquisition or other transactions hereunder, or which, in the reasonable judgment of Brassie, makes it inadvisable to proceed with the transactions contemplated hereby.

     6.7 BOARD AND SHAREHOLDER APPROVAL. The Board of Directors and the shareholders of Brassie shall have authorized and approved this Agreement and the transactions contemplated hereby.

                                   ARTICLE VII

                        CONDITIONS TO THE OBLIGATIONS OF
                         THE SELLER AND THE SHAREHOLDER

     The obligations of the Seller and the Shareholder to effect the Acquisition and the other transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by the Seller and the Shareholder.

     7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES AND COMPLIANCE WITH OBLIGATIONS. The representations and warranties of Brassie contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Brassie shall have performed and complied with all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date. Brassie shall have delivered to the Seller a certificate, dated as of the Closing Date, and signed by an executive officer, certifying that such representations and warranties are true and correct and that all such obligations have been performed and complied with.

     7.2 NO MATERIAL ADVERSE CHANGE OR DESTRUCTION OF PROPERTY. Between the date hereof and the Closing Date; (a) there shall have been no Material Adverse Change to Brassie, and (b) there shall have been no adverse federal, state or local legislative or regulatory change having a Material Adverse Effect on the services, products or business of Brassie, and Brassie shall have delivered to Seller a certificate, dated as of the Closing Date, to that effect.

     7.3 CORPORATE CERTIFICATE. Brassie shall have delivered to the Seller and the Shareholder, (i) copies of resolutions adopted by the Board of Directors and the Shareholder of Brassie, authorizing the transactions contemplated by this Agreement, and (ii) a certificate of good standing of Brassie issued by the State of Florida and each other state in which they is qualified to do business as of a date not more than five (5) days prior to the Closing Date, and all of such documents as to Brassie shall be certified as of the Closing Date by the Secretary of the Seller as being true, correct, and complete.

     7.4 BRASSIE SHARES. On the Effective Date, Brassie shall have issued all of the Brassie Shares and shall have delivered to the Shareholder certificates for the Brassie Shares as described in Section 2.4, issued to him hereunder.

     7.5 NO ORDER OR INJUNCTION. There shall not be issued and in effect by or before any court or other governmental body an order or injunction restraining or prohibiting the transactions contemplated hereby.

     7.6 CONSENTS. The Seller, the Shareholder, and Brassie shall have received consents to the Acquisition and other transactions contemplated hereby and waivers of rights to terminate or modify any material rights or obligations of Brassie from any Person from whom such consent or waiver is required, or any other law or regulation as of a date not more than five (5) days prior to the Closing, or who as a result of the transactions contemplated hereby, would have such rights to terminate or modify such Contracts or instruments, either by the terms thereof or as a matter of law. Brassie shall have obtained other approvals required under state laws and all other Governmental Authorities with respect to the transactions contemplated hereby.

     7.7 SECURITIES LAWS. Brassie shall have received all necessary consents and otherwise complied with any state Blue Sky or securities laws applicable to the issuance of the Brassie Shares in connection with the transactions contemplated hereby.

     7.8 NO ADVERSE LITIGATION. There shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit, invalidate or collect damages arising out of the Acquisition or other transactions hereunder, or which, in the reasonable judgment of Brassie, makes it inadvisable to proceed with the transactions contemplated hereby.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     8.1 AGREEMENT BY THE SHAREHOLDER FOR INDEMNIFICATION. The Shareholder agrees to indemnify and hold Brassie and its stockholders, directors, officers, employees, attorneys, agents and Affiliates harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by Brassie arising out of, relating to, or resulting, from
(i) any breach of a representation or warranty made by the Seller or the Shareholder in or pursuant to this Agreement, (ii) any breach of the covenants or agreements made by the Seller or the Shareholder in or pursuant to this Agreement, or (iii) any inaccuracy in any certificate, instrument or other document delivered by the Seller or the Shareholder as required by this Agreement (collectively, "Indemnifiable Damages"). Notwithstanding the foregoing provisions, no claim for Indemnifiable Damages shall be asserted by Brassie or any other Person, until the aggregate of all Indemnifiable Damages exceeds the sum of $25,000.00 (the "Indemnification Threshold"), in which case Brassie shall be entitled only to Indemnifiable Damages in excess of such amount, but in no event shall such Indemnifiable Damages exceed $250,000.00 in the aggregate.

     8.2 AGREEMENT BY BRASSIE FOR INDEMNIFICATION. Brassie agrees to indemnify and hold the Shareholder and his employees, attorneys, agents and Affiliates harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the Shareholder arising out of, relating to, or resulting, from (i) any breach of a representation or warranty made by Brassie in or pursuant to this Agreement,
(ii) any breach of the covenants or agreements made by Brassie in or pursuant to this Agreement, or (iii) any inaccuracy in any certificate, instrument or other document delivered by Brassie as required by this Agreement (collectively, "Indemnifiable Damages"). Notwithstanding the foregoing provisions, no claim for Indemnifiable Damages shall be asserted by the Shareholder or any other Person, until the aggregate of all Indemnifiable Damages exceeds the sum of $25,000.00 (the "Indemnification Threshold"), in which case Shareholder shall be entitled only to Indemnifiable Damages in excess of such amount, but in no event shall such Indemnifiable Damages exceed $250,000.00 in the aggregate.

     8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any party hereto in this Agreement or pursuant hereto shall survive for two (2) years following the Closing Date. No claim for the recovery of Indemnifiable Damages may be asserted by any other party after such representations and warranties shall thus have expired; provided, however, that claims for Indemnifiable Damages first asserted within the applicable period shall not thereafter be barred. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

     8.4 REMEDIES CUMULATIVE; WAIVER. The remedies provided herein shall be the sole remedies for breach of contract.

     8.5 DEFENSE OF THIRD PARTY CLAIMS. With respect to each third party claim for which either party to this Agreement seeks indemnification under this Article (a "Third Party Claim"), the indemnified party shall give prompt notice to the indemnifying party of the Third Party Claim, provided that failure to give such notice promptly shall not relieve or limit the obligations of the indemnifying party unless the indemnifying party has been materially prejudiced thereby (and such failure to notify the indemnifying party will not relieve them from any other liability they may have to indemnified party). If the remedy sought in the Third Party Claim is solely money damages, or if indemnified party otherwise permits, then the indemnifying party at its sole cost and expense, may, upon notice to the indemnified party within fifteen (15) days after the indemnifying party receives notice of the Third Party Claim, assume the defense of the Third Party Claim. If the indemnifying party assumes the defense of a Third Party Claim, then the indemnifying party shall select counsel reasonably satisfactory to indemnified party to conduct the defense. The indemnifying party shall not consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim, unless (i) the settlement or judgment is solely for money damages and the indemnifying party admits in writing their liability to hold the indemnified party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement or judgment or (ii) indemnified party consents thereto, which consent shall not be unreasonably withheld. The indemnifying party shall provide the indemnified party with fifteen (15) days prior notice before they consent to a settlement of, or the entry of a judgment arising from, any Third Party Claim. The indemnified party shall be entitled to participate, at its own expense, in the defense of any Third Party Claim, the defense of which is assumed by the indemnifying party with its own counsel and at its own expense. With respect to Third Party Claims in which the remedy sought is not solely money damages and the indemnified party does not permit the indemnifying party to assume the defense, the indemnifying party shall, upon notice to indemnified party within fifteen (15) days after the indemnifying party receives notice of the Third Party Claim, be entitled to participate in the defense with his own counsel at his own expense. If the indemnifying party does not assume or participate in the defense of any Third Party Claim in accordance with the terms of this Section, then the indemnifying party shall be bound by the results obtained by the indemnified party with respect to the Third Party Claim. The parties shall cooperate in the defense of any Third Party Claim.

                                   ARTICLE IX

                             SECURITIES LAW MATTERS

     The parties agree as follows with respect to the sale or other disposition after the Closing Date of the Brassie Shares:

     9.1 DISPOSITION OF SHARES. Except as specifically provided in Section 3.23 of the Agreement, Seller and the Shareholder represent and warrant that the shares of Brassie Common Stock being acquired hereunder will not be sold or otherwise disposed of, except (a) pursuant to an exemption from the registration requirements under the Securities Act, (b) in accordance with Rule 144 under the Securities Act, or (c) pursuant to an effective registration statement filed by Brassie with the SEC under the Securities Act. To the extent the Shareholder complies with the provisions of Rule 144 under the Securities Act in effecting sales of the Brassie Shares, Brassie agrees to provide its transfer agent with appropriate instructions and/or opinions of counsel in order for the Shareholder to sell, transfer and/or dispose of the Brassie Shares in accordance with Rule 144.

     9.2 LEGEND. The certificates representing the Brassie Shares shall bear the following or similar legend as used by Brassie at the time:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO, (B) IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR (C) IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Brassie may, unless a registration statement is in effect covering such shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal securities laws.

                                    ARTICLE X

                                   DEFINITIONS

     10.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

          "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Contract" means any agreement, contract, lease, note, mortgage, indenture, loan agreement, franchise agreement, covenant, employment agreement, license, instrument, purchase and sales order, commitment, undertaking, obligation, whether written or oral, express or implied.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          "Governmental Authority" means any nation or government, any state, regional, local or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

          "Material Adverse Change (or Effect)"means a change (or effect), in the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects which change (or effect) individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, business or prospects.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Tax Return" means any tax return, filing or information statement required to be filed in connection with or with respect to any Tax.

          "Taxes" means all taxes, fees or other assessments, including, but not limited to, income, excise, property, sales, use, franchise, intangible, payroll, withholding, social security and unemployment taxes imposed by any federal, state, local or foreign government agency, and any interest or penalties related thereto.

     10.2 OTHER DEFINITIONAL PROVISIONS.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

          (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                                   ARTICLE XI

                        TERMINATION, AMENDMENT AND WAIVER

     11.1 TERMINATION. This Agreement may be terminated at any time prior to
Closing:

          (a) by mutual written consent of all of the parties hereto at any time prior to the Closing; or

          (b) by Brassie upon delivery of written notice to the Seller and the Shareholder in accordance with Section 12.1 of this Agreement in the event of a material breach by the Seller or the Shareholder of any provisions of this Agreement, including covenants, warranties or representations; or

          (c) by the Seller and the Shareholder upon delivery of written notice to Brassie in accordance with Section 12.1 of this Agreement in the event of a material breach by Brassie of any provision of this Agreement, including covenants, warranties or representations; or

          (d) by (i) Brassie or (ii) the Seller and the Shareholder upon delivery of written notice in accordance with Section 12.1 of this Agreement, if the Closing shall not have occurred by December 31, 1997.

     11.2 EFFECT OF TERMINATION. Except for the provisions of Article VIII, in the event of termination of this Agreement pursuant to Section 11.1, this Agreement shall forthwith become void and of no further force and effect, and the parties shall be released from any and all obligations hereunder; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     11.3 SPECIAL PROVISIONS. Notwithstanding anything in this Agreement to the contrary, in the event that there is any change in control in Brassie (as defined in the federal securities laws) on or before the fifth anniversary of the Closing, then, at Seller's sole discretion, (i) the Seller shall transfer to Brassie all consideration previously paid to Seller by Brassie in connection with the transactions contemplated hereby, and (ii) Brassie shall return to Seller, all proprietary rights, licenses, and concepts previously received by Brassie from Seller associated the World Golf Village or otherwise. This provision shall survive the Closing.

                                   ARTICLE XII

                               GENERAL PROVISIONS

     12.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed given if delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage prepaid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which any party shall designate in writing to the other parties):

          (a) if to Brassie to:

                    One Tampa City Center
                    Suite 200
                    Tampa, Florida 33602
                    Attn: Jeremiah Daley, President
                    Telecopy: (813) 222-3434

          with a copy to:

                    Foley and Lardner
                    100 North Tampa Street
                    Suite 2700
                    Tampa, Florida  33602
                    Attn.: Russell Alba, Esq.
                    Telecopy: (813) 221-4210

          (b) If to the Seller and/or the Shareholder to:

                    c/o Dr. Robert N. Gewant
                    One Tampa City Center
                    Suite 200
                    Tampa, Florida 33602
                    Telecopy: (813) 222-3434

          with a copy to:

                    Annis, Mitchell, Cockey, Edwards & Roehn
                    One Tampa City Center, Suite 2100
                    P.O. Box 3433
                    Tampa, FL 33601
                    Attn: Fred S. Ridley, Esquire
                    Telecopy: (813) 223-9067

     12.2 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits attached hereto) and other documents delivered at Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matters and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The Schedules and Exhibits constitute a part hereof as though set forth in full above.

     12.3 EXPENSES. Except as otherwise provided herein, the Shareholder shall pay his own and the Seller's fees and expenses, including counsel fees incurred in connection with this Agreement or any transaction contemplated hereby. Brassie shall pay its own fees and expenses, including its own counsel fees.

     12.4 AMENDMENT: WAIVER. This Agreement may not be modified, amended, supplemented, canceled, or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

     12.5 BINDING EFFECT: ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned or delegated by the Seller or the Shareholder without the prior written consent of Brassie. Brassie may assign all or any portion of its rights hereunder to one or more of its wholly owned subsidiaries.

     12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     12.7 INTERPRETATION. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever, the words "include," "includes," or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." Time shall be of the essence in this Agreement.

     12.8 GOVERNING LAW: INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State.

     12.9 JURISDICTION.

          (a) The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of Hillsborough County, Florida or in the U.S. District Courts for the Middle District of Florida and the Seller and the Shareholder hereby irrevocably accept the exclusive personal jurisdiction of those courts for the purpose of any suit, action or proceeding.

          (b) In addition, Brassie, the Seller and the Shareholder each hereby irrevocably waives, to the fullest extent permitted by law, any objection which it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Hillsborough County, Florida or the U.S. District Courts for the Middle District of Florida, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in any such court has been brought in an inconvenient forum.

     12.10 ARM's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions, and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advise of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

     The parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  BRASSIE GOLF CORPORATION, a Delaware
                                  corporation


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------




                                  DIVOT SPA WGV, INC., a Florida corporation


                                  By:
                                     -------------------------------------
                                  Name: Robert N. Gewant
                                  Title: President





                                  ----------------------------------------
                                  Robert N. Gewant, Individually